Exhibit 99.2
Ambac Assurance Corporation Reports Preliminary
First Quarter 2022 Impact of Recent Material Developments
NEW YORK, March 30, 2022 – Ambac Financial Group, Inc. (NYSE: AMBC) (“Ambac” or “AFG”), a financial services holding company, announces that its subsidiary, Ambac Assurance Corporation (“AAC”), has provided updates regarding the implementation of the restructuring of a significant portion of its Puerto Rico exposure and the estimated impact of recent litigation developments on its representation and warranty (“R&W”) subrogation recoverable. These developments relate solely to AAC, Ambac’s legacy financial guaranty business. Both developments are expected to have a material effect on Ambac’s consolidated financial results for the first quarter of 2022.
Puerto Rico Update
Estimated Gain of $210 to $250 million
AAC has successfully implemented the restructuring of a significant portion of its remaining Puerto Rico exposures, following the occurrence of the effective dates for the Plan of Adjustment related to AAC-insured Puerto Rico General Obligation bonds (“GO”) and Public Buildings Authority (“PBA”) bonds, and Qualifying Modifications for AAC-insured Puerto Rico Infrastructure Authority (“PRIFA”) and Convention Center District Authority (“CCDA”) bonds, all effective March 15, 2022. This follows the court approvals of restructurings for the GO bonds issued by the Commonwealth of Puerto Rico and bonds issued by PBA, PRIFA and CCDA. The execution of these transactions has reduced AAC’s insured principal and interest exposure to Puerto Rico by approximately 25% or $450 million. AAC expects that its insured Puerto Rico Highways and Transportation Authority (“PRHTA”) bonds will be restructured as part of the PRHTA Title III bankruptcy process in the second half of 2022, on terms consistent with the Plan Support Agreement executed last year. As a result of these successful restructurings and based on observable market values for subrogation received as of the date of the restructuring as well as expected risk mitigation activities, Ambac is expected to record a gain in the range of $210 to $250 million as part of its first quarter 2022 consolidated financial results.
R&W Update
Estimated reduction to AAC’s R&W subrogation recoveries of $175 million to $205 million
Based on AAC’s initial evaluation of the court’s decision in the case entitled U.S. Bank National Association v. DLJ Mortgage Capital, Inc. relating to Home Equity Asset Trust 2007-1, a residential mortgage-backed securities trust (“HEAT”), management believes that the estimated reduction to AAC’s estimated R&W subrogation recoveries is in the range of $175 to $205 million. This estimate excludes the impact of changes in discount rates and underlying insured RMBS transaction performance, which will be evaluated in conjunction with loss reserves for the first quarter. Previously, Ambac recorded in its consolidated balance sheet estimated R&W subrogation recoveries of $1.7 billion as of December 31, 2021, under US GAAP accounting principles.

Estimated subrogation recoveries do not represent AAC’s view of the ultimate recovery from its RMBS litigations. In particular, the reported subrogation recoverable does not include: a) pre-judgement interest associated with such claims, which given the passage of time, represents a material incremental value above the subrogation recoverable and b) potential material recoveries attributed solely to fraudulent inducement claims in AAC’s litigations.
AAC’s ultimate recoveries in its RMBS litigations may be materially higher or lower than its estimated subrogation recoveries based on a number of factors, including those described in Ambac’s Form 10-K for the fiscal year ended December 31, 2021. See “More on Estimated Subrogation Recoveries” below for further information.
In addition to the Puerto Rico gains and R&W adjustment, Ambac’s first quarter 2022 consolidated financial results will be impacted by other events and conditions that occurred or existed during the quarter including, but not limited to: rising interest rates; volatility in the equity and debt markets; as well as changes to loss and loss expense reserves. Each of the estimated ranges contained in this release are subject to change. Complete first quarter 2022 consolidated financial results will be filed in Ambac's first quarter 2022 Form 10-Q and discussed during its earnings call which the company will announce at a later date.
About Ambac
Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a financial services holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guaranty business in run off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information. For more information, please go to www.ambac.com.

The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. .
More on Estimated Subrogation Recoveries
The subrogation recoveries range disclosed in this press release is an estimate, and is based solely on information available to Ambac as of the date hereof. The estimate is inherently uncertain and subject to change due to a variety of risks and uncertainties, which are described in the risk factors section of the company’s latest 10-K, particularly the risk factor captioned, “Our inability to realize the expected recoveries included in our financial statements could adversely impact our liquidity, financial condition and results of operations and the value of our securities, including the Sitka Senior Secured Notes and Tier 2 Notes.”
Our estimates contained herein are forward-looking statements and may differ from actual results. See "Forward-Looking Statements" herein.

Forward-Looking Statements
In this press release, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors”
In our most recent SEC filed quarterly or annual report, Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty program insurance business, the managing general agency/underwriting business, or related businesses; (3) the inability of AAC to realize the expected recoveries, including RMBS litigation recoveries, included in its financial statements, or changes in estimated RMBS litigation recoveries over time; (4) failure to recover claims paid on Puerto Rico exposures or realization of losses in amounts higher than expected; (5) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (6) potential for rehabilitation proceedings or other regulatory intervention against AAC; (7) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (8) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (9) our inability to generate the significant amount of cash needed to service our debt and financial obligations, including through litigation recoveries or disposition of assets, and our inability to refinance our indebtedness; (10) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (11) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (12) the impact of catastrophic public health, environmental or natural events, including events like the COVID-19 pandemic, on significant portions of our insured portfolio; (13) credit risks related to large single risks, risk concentrations and correlated risks; (14) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (15) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (16) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (17) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (18) disagreements or disputes with Ambac's insurance regulators; (19) loss of control rights in transactions for which we provide financial guarantee insurance; (20) adverse tax consequences or other costs resulting from the characterization of the AAC’s surplus notes or other obligations as equity; (21) risks attendant to the change in composition of securities in the Ambac’s investment portfolio; (22) adverse impacts from changes in prevailing interest rates; (23) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisition of 80% of the membership interests of Xchange Benefits, LLC and Xchange Affinity Underwriting Agency, LLC; (24) risks associated with the expected discontinuance of the London Inter-Bank Offered Rate; (25) factors that may negatively influence the amount of installment premiums paid to Ambac; (26) risks relating to determinations of amounts of impairments taken on investments; (27) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith; (28) actions of stakeholders whose interests are not aligned with broader interests of the Ambac's stockholders; (29) system security risks, data protection breaches and cyber attacks; (30) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (31) failures in services or products provided by third parties; (32) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (33) fluctuations in foreign currency exchange rates; (34) failure to realize our business expansion plans or failure of such plans to create value; (35) greater competition for our specialty property & casualty program insurance business; (36) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (37) disintermediation within the insurance industry or greater competition that negatively impacts our managing general agency/underwriting business; (38) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (39) other risks and uncertainties that have not been identified at this time.
Contacts
Charles J. Sebaski
Managing Director, Investor Relations
(212) 208-3177
csebaski@ambac.com

Alex Jorgensen
Prosek Partners
(646) 818-9059
ajorgensen@prosek.com

#Source: Ambac Financial